Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
August 31, 1997



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.2440%



        Excess Protection Level
          3 Month Average   4.61%
            August, 1997   4.52%
            July, 1997   4.48%
            June, 1997   4.83%


        Cash Yield                                  17.46%


        Investor Charge Offs                         4.84%


        Base Rate                                    8.10%


        Over 35 Day Delinquency                      4.66%


        Seller's Interest                           14.91%


        Total Payment Rate                          12.37%


        Total Principal Balance                     $30,603,901,306.35


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,563,766,787.86